Risk management activities	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Risk management activities	Risk management activities
The Company's exposure to market, credit, liquidity, concentration, and COVID-19 risks are described below:
Market risk
Market risk refers to the risk that a change in the level of one or more of market prices, interest rates, foreign exchange rates, indices, volatilities, correlations or other market factors, such as liquidity, will result in a change in the fair value of an asset. The Company's financial instruments are classified as FVTPL. Therefore, certain changes in fair value or permanent impairment, if any, affect reported earnings as they occur. The maximum risk resulting from financial instruments is determined by the fair value of the financial instruments. The Company manages market risk through regular monitoring of its proprietary investments and loans receivable. The Company separates market risk into three categories: price risk, interest rate risk and foreign currency risk.
Price risk
Price risk arises from the possibility that changes in the price of the Company's investments and co-investments will result in changes in carrying value. If the market values of investments and co-investments classified as FVTPL increased or decreased by 5%, with all other variables held constant, this would have resulted in an increase or decrease in net income before tax of approximately $5.2 million for the year (December 31, 2019 - $4.5 million). For more details about the Company's investments and co-investments, refer to Note 3 and Note 4.
The Company's revenues are also exposed to price risk since management fees, performance fees and carried interests are correlated with assets under management, which fluctuates with changes in the market values of the assets in the funds and managed accounts managed by SAM, SRLC, SC, RCIC and SAM US.
Interest rate risk
Interest rate risk arises from the possibility that changes in interest rates will adversely affect the value of, or cash flows from, financial instrument assets. The Company’s earnings, particularly through its co-investment in lending LPs, are exposed to volatility as a result of sudden changes in interest rates.
As at December 31, 2020, the Company had $0.7 million of fixed income securities (December 31, 2019 - $4.2 million).
Foreign currency risk
Foreign currency risk arises from foreign exchange rate movements that could negatively impact either the carrying value of financial assets and liabilities or the related cash flows when translating those balances into the Company's functional currency, Canadian dollars. The Company's primary foreign currency is the United States dollar ("USD"). The Company may employ certain hedging strategies to mitigate foreign currency risk.
The Global Companies' assets are all denominated in USD with their translation impact being reported as part of other comprehensive income in the financial statements. Excluding the impact of the Global Companies, as at December 31, 2020, approximately $74.1 million (December 31, 2019 - $73.7 million) of total Canadian assets were invested in proprietary investments priced in USD. A total of $12.2 million (December 31, 2019 - $29.7 million) of cash, $8.1 million (December 31, 2019 -$5.7 million) of accounts receivable and $1.5 million (December 31, 2019 - $3.7 million) of other assets were denominated in USD. As at December 31, 2020, if the exchange rate between USD and the Canadian dollar increased or decreased by 5%, with all other variables held constant, the increase or decrease in net income would have been approximately $4.8 million for the year (December 31, 2019 - $5.7 million).
Credit risk
Credit risk is the risk that a borrower will not honour its commitments and a loss to the Company may result.
Loans receivable
The Company incurs credit risk primarily in the on-balance sheet loans of SRLC and through co-investments made in the lending LPs managed by SRLC. In addition to the relative default probability of SRLC borrowers (both directly via on balance sheet loans and indirectly via borrowers in the lending LPs we co-invest with), credit risk is also dependent on loss given default, which can increase credit risk if the values of the underlying assets securing the Company's loans decline to levels approaching or below the loan amounts. A decrease in commodity prices may delay the development of the underlying security or business plans of the borrower and will adversely affect the value of the Company's security against a loan. Additionally, the value of the Company's underlying security in a loan can be negatively affected if the actual amount or quality of the commodity proves to be less than that originally estimated, or the ability to extract the commodity proves to be more difficult or more costly than originally estimated. During the loan origination process, management takes into account a number of factors and is committed to several processes to ensure that this risk is appropriately mitigated. These include:
•emphasis on first priority and/or secured financings;
•the investigation of the creditworthiness of borrowers;
•the employment of qualified and experienced loan professionals;
•a review of the sufficiency of the borrower’s business plans including plans that will enhance the value of the underlying security;
•frequent and documented status updates provided on business plans;
•engagement of qualified independent advisors (e.g. lawyers, engineers and geologists) to protect Company interests;
•legal reviews that are performed to ensure that all due diligence requirements are met prior to funding.
As at December 31, 2020 had no exposure to credit risk via on-balance sheet loans of SRLC (December 31, 2019 - $Nil). The Company will syndicate loans in certain circumstances if it wishes to reduce its exposure to a borrower or comply with loan exposure maximums. The Company reviews its policies regarding its lending limits on an ongoing basis. For precious metal loans, the Company performs the same due diligence procedures as it would for its resource loans and resource debentures.
Collectability of loans
Besides the above noted measures we take to manage credit risk, the Company will report on credit risk in the notes to the annual consolidated financial statements and records expected credit loss provisions to ensure that on-balance sheet loans are recorded at their estimated recoverable amount (i.e. net of impairment risk we believe to exist as at the balance sheet date and in accordance with IFRS). Actual losses incurred in the on-balance sheet loan portfolio could differ materially from our provisions. Management takes into account a number of factors and is committed to several processes to ensure that this risk is appropriately managed.
Net investments
The Company incurs credit risk when entering into, settling and financing various proprietary transactions. As at December 31, 2020 and 2019, the Company's most significant proprietary investments counterparty was National Bank Independent Network Inc. ("NBIN"), the carrying broker of SCP, which also acts as a custodian for most of the Company's proprietary investments. NBIN is registered as an investment dealer subject to regulation by IIROC; as a result, it is required to maintain minimum levels of regulatory capital at all times.
Other
The majority of accounts receivable relate to management, carried interest and performance fees receivable from the Funds, managed accounts and managed companies managed by the Company. Credit risk is managed in this regard by dealing with counterparties that the Company believes to be creditworthy and by actively monitoring credit exposure and the financial health of the counterparties.
The Global Companies incur credit risk when entering into, settling and financing various proprietary transactions. As at December 31, 2020 and 2019, the Global Companies' most significant counterparty was RBC Capital Markets, LLC ("RBCCM"), the carrying broker of SGRIL and custodian of the net assets of the Funds managed by RCIC. RBCCM is registered as a broker-dealer and registered investment advisor subject to regulation by FINRA and the SEC; as a result, it is required to maintain minimal levels of regulatory capital at all times.
Liquidity risk
Liquidity risk is the risk that the Company cannot meet a demand for cash or fund its obligations as they come due.
The Company's exposure to liquidity risk is minimal as it maintains sufficient levels of liquid assets to meet its obligations as they come due. Additionally, the Company has access to a $70 million committed line of credit with a major Canadian Schedule I bank. As part of its cash management program, the Company primarily invests in short-term debt securities issued by the Government of Canada with maturities of less than three months. As at December 31, 2020, the Company had $44.1 million or 12% (December 31, 2019 - $54.7 million or 17%) of its total assets in cash and cash equivalents. In addition, approximately $35.1 million or 38% (December 31, 2019 - $10.5 million or 14%) of proprietary investments held by the Company are readily marketable and are recorded at their fair value.
The Company's exposure to liquidity risk as it relates to our co-investments in lending LPs arises from fluctuations in cash flows from making capital calls and receiving capital distributions. The Company manages its loan co-investment liquidity risk through the ongoing monitoring of scheduled capital calls and distributions ("match funding") and through its broader treasury risk management program and enterprise capital budgeting. As at December 31, 2020, the Company had $4.6 million in co-investment commitments from the Lending segment (December 31, 2019 - $6.6 million). Financial liabilities, including accounts payable and accrued liabilities and compensation and employee bonuses payable, are short-term in nature and are generally due within a year.
The following are the remaining contractual maturities of financial liabilities as at December 31, 2020 (in thousands $):

Contractual obligations	Carrying Amount	Less than 1 year	1-3 years	3-5 years	More than 5 years
Lease obligation	7,460	2,501	4,719	240	—
Compensation payable	15,192	15,192	—	—	—
Operating accounts payable	19,046	19,046	—	—	—
Contingent consideration	20,575	10,000	10,575	—	—
Loan facility	16,994	—	—	16,994	—
	79,267	46,739	15,294	17,234	—
The Company's management team is responsible for reviewing resources to ensure funds are readily available to meet its financial obligations as they come due, as well as ensuring adequate funds exist to support business strategies and operations growth. The Company manages liquidity risk by monitoring cash balances on a daily basis. To meet any liquidity shortfalls, actions taken by the Company could include: syndicating a portion of its loans; slowing its lending activities; drawing on the line of credit; liquidating proprietary investments and/or issuing common shares.
Concentration risk
The majority of the Company's AUM, as well as its proprietary investments and loans receivables are focused on the natural resource sector, and in particular, precious metals & mining.
COVID-19 risk
The changing economic and market climate as a result of COVID‐19 has led to the Company implementing its business continuity plan. Our portfolio managers, brokerage professionals, enterprise shared services teams and key outsource service providers are fully operational. The exact impacts of COVID-19 over the short and long-term are undeterminable at the date of this report